EXHIBIT 4.1

                        Specimen Common Stock Certificate

                                   [SPECIMEN]

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                                 CUSIP NO.

     NUMBER                                                         SHARES
 -------------                                                   --------------
 -------------                                                   --------------

                         National Rehab Properties, Inc.

                          40,000,000 SHARES AUTHORIZED
                                PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                        NATIONAL REHAB PROPERTIES, INC..

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR AND

REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

------------------               [CORPORATE                      ---------------
    Secretary                       SEAL]                           President

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 Countersigned & Registered:                CJB TRANSFER SERVICES,
                                            460 Inverness Dr. So.
                                            Ste 200
                                            Englewood, CO 80112
                                            303-486-5873

                                   By ___________________________
                                            Authorized Signature

 NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank) or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:


TEN COM - as tenants in common                      UNIF GIFT MIN ACT - ......Custodian.........
                                                                            (Cust)        (Minor)
TEN ENT - as tenants by the entireties                                 under Uniform Gifts to Minors

JT TEN - as joint tenants with right of                                Act ......................
           survivorship and not as tenants                                        (State)
           in common

         Additional abbreviations may also be used though not in the above list.


           For Value Received, __________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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   (Please print or typewrite name and address including zip code of assignee)

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_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                 ---------------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER